                                                        Exhibit 23.1
                                                  CONSENT OF AMISANO HANSON


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2A2 for Pacific Spirit, Inc., of our report dated June 11, 2001 relating to the May 31, 2000 financial statements of Pacific Spirit, Inc., which appears in such Prospectus.

/s/ Amisano Hanson
Amisano Hanson


January 14, 2002